UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)

                                  July 25, 2008

                      AMERICAN BANCORP OF NEW JERSEY, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                   0-51500                  55-0897507
-------------------------------- ------------------------ ----------------------
 (State or other jurisdiction    (Commission file number)   (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                 365 Broad Street, Bloomfield, New Jersey 07003
                 ----------------------------------------------
                    (Address of Principal Executive Offices)


                                 (973) 748-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

     On July 25, 2008, American Bancorp of New Jersey, Inc. announced its third quarter 2008 earnings. A copy of this press release is attached as Exhibit 99 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purposes.

Item 9.01.        Financial Statements and Exhibits.
                  ----------------------------------

              (a) Not Applicable.

              (b) Not Applicable.

              (c) Not Applicable.

              (d) Exhibits.

              Exhibit No.                Exhibit

                 99                Press release dated July 25, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            American Bancorp of New Jersey, Inc.
                                            (Registrant)


DATE: July 25, 2008                         By:    /s/ Eric B. Heyer
      -------------                                -----------------------------
                                                   Eric B. Heyer
                                                   Senior Vice President and
                                                   Chief Financial Officer